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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger

Institutional Funds

ANNUAL REPORT
October 31, 2009

Table of Contents

THE ALGER INSTITUTIONAL FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	10

Portfolio Summary (Unaudited)	14

Schedules of Investments	15

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	44

Notes to Financial Statements	52

Additional Information (Unaudited)	65

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Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Dear Shareholders,	November 30, 2009

Year-in-Review

At Alger, we are optimistic that the unprecedented turmoil that began roughly a year ago in September 2008 has ended, although we believe there may be some “pause” in the dramatic rally that began in March 2009. We think it will be, in 2010, a pause that serves to “refresh”. Ultimately, we believe a new bull market has begun, and one that will play out over several years.

Since March 2009, equity performance worldwide has been remarkable amid stronger-than-expected corporate earnings and signs of economic stabilization across the globe. For the one year period ending 10/31/09, the S&P 500 Index delivered 9.79%. The Russell 1000, Russell Midcap and Russell 2000 Indexes each returned 6.46%, 18.75%, and 11.20%, respectively, with midcap stocks outperforming small and large cap stocks. Growth stocks significantly outperformed value as indicated by the Russell 1000 Growth and Value Indexes, which returned 17.52% and 4.78%, respectively. On the international front, European equity markets gained more than 23.04% (MSCI Europe) while emerging equity markets (MSCI EMF) rose an astounding 64.63%. In addition to positive performance by equity markets around the globe, credit markets showed some of the strongest performance on record with the U.S. High Yield market (Barclays Capital U.S. High Yield Index) returning 30.26% for the 1-year period ended 10/31/09. The investment grade credit market (Barclays Capital U.S. Credit Index) also showed a significant 1-Year return, gaining nearly 27.58%, over the same time period. Thus, in the broader context of financial markets, U.S. equities have trailed their credit and international counterparts as U.S. companies grapple with an uneven period of financial crisis and economic paralysis.

We believe the recession in the U.S. largely ended in third quarter of 2009, but a full economic recovery in the U.S. is far from complete. The various government programs and stimulus introduced over the past several months, along with the amount of liquidity provided by the U.S. Federal Reserve and other central banks around the world, have succeeded in taking the worst case scenario of a total financial system collapse off the table. This success is evident, in our opinion, by the improving economic activity throughout the world, not to mention better functioning capital and funding markets. For the U.S., it is likely that the broadest measures of our economy will support our view at Alger that, near term, a stronger than expected recovery continues into early 2010. However, we expect at some point that the ability of the U.S. economy to leverage the momentum of recovery with “true” growth in 2010 and beyond will be a source of anxiety for U.S. markets. The consensus economic view appears to be that the U.S. will experience a long period of subdued expansion. We, too, believe weakness in the job market is likely to persist and will make whatever economic conditions the U.S. experiences “feel” recessionary for many Americans well into 2010.

U.S. unemployment is approximately 10%, its highest level in nearly 26 years, and discouraged and part-time workers (those who have either temporarily given up looking for work or have part-time jobs but want full-time work) likely place the true unemployment rate closer to 17%. While unemployment does have an adverse impact on consumer sentiment and spending, it has historically been a lagging indicator that typically improves after the overall economy improves. Therefore, we believe unemployment is likely to remain stagnant in 2010, even as other areas of the economy continue to show signs of improvement. This pattern is typical of post-recessionary periods of recovery, and we see no reason it won’t hold true today.

As we look back over the past year, it is very clear that Corporate America responded to this downturn more rapidly and with more decisiveness than past recessions. Quite likely, this rapid response to deteriorating business conditions, as well as financial markets, was assisted by the widespread adoption of “just in time” inventory management, sophisticated customer demand prediction and analysis software and methodologies, and the development of flexible, outsourced supply chain management by Corporate America over the last two decades. The result this past year was very aggressive expense cutting, headcount reductions, and capital expenditure deferrals (and cancellations) as we moved through the financial crisis and this recession. This was evident in second quarter earnings reports in July, and repeated recently in October, in the surprisingly strong margins, earnings and cash flows within Corporate America (represented by the S&P 500 and publicly traded companies’ profit performance as tracked by Alger’s analysts), even as revenues were often weaker than expected (especially in the second quarter) or remain significantly lower than prior year levels (especially in the third quarter).

Looking Ahead

Companies now face different decisions as they look to the future — many are already rehiring employees or restarting capital expenditures or deferred investments in their businesses. While some companies will wait for more clarity on economic conditions before increasing investments, others, particularly those participating in markets that have strong long term growth outlooks, will recognize in today’s markets an opportunity to gain market share or enter new markets when costs are lower, and perhaps competition is less than it was (e.g., due to the elimination of financially weaker players). Many of the best known, most successful businesses today were started in the midst of economic recessions for this very reason.

Moreover, it is in the midst of wrenching change within an economy or industry, that opportunity is created for new business models, new ways of doing things, new services and goods that attract a customer with a “changed” perception of need, want and value. We are, clearly, in the midst of such a period. Indeed, the news today is often only tangentially about “the facts” of an event, and much more a debate in our newspapers and on TV, in the halls of government and around the Thanksgiving dinner table, about what are the new values of our society — represented both by what we believe and what we do both as citizens and consumers and, yes, capitalists.

Change is inevitable. Companies — even those with long-standing track records — are not static. Truly successful companies are run by dynamic people who can adapt, change, and grow. This also holds true for the U.S. economy, which has thrived because of its ability to adapt to the positive dynamic changes that are occurring globally. When change happens, some investors panic, while others turn a blind eye, whereas others, like ourselves, accept and embrace change. At Alger, change equals opportunity. We believe that when change occurs — whether it is in a company, sector, industry or the economy - the best investment opportunities emerge and we seek to quickly capture them. This is exactly what we have done over the last year as the market created so many attractive opportunities at very reasonable valuations. The current environment continues to provide us with strong opportunities demonstrating the benefits of our rigorous, original and fundamental research approach in uncovering companies with the strongest fundamentals and the ability to leverage change strategically.

We think the key to success going forward will be dependent largely on identifying companies undergoing Positive Dynamic Change, which we believe offer the best long-term growth potential for our clients. We have been utilizing this approach since 1964 and it has been the driving force behind our investment philosophy.

At Alger, we are bullish on the future of U.S. equity investing. However, we think the stock markets will, and probably should, pause in their rally since March 2009 — and that such a period of consolidation is likely in 2010. Economic uncertainty is high, and that alone should give investors reason to doubt in 2010. We have already seen in 2009 that the vast majority of investment flows in the mutual fund industry has been into cash, short term bond funds, and international (especially emerging market equities), and out of U.S. equities generally. However, publicly traded U.S. equities are not a simple representation of the U.S. economy; in fact, they represent an elite subset of Corporate America. In general, they are the leaders in their industries — some by innovations long ago, and others by innovations so recent we have trouble remembering that they didn’t exist a decade or two ago. They represent some of the most astute global competitors, and derive a significant percentage of their revenues and profits from their success in international markets. Their fundamental operating results so far in 2009 have significantly outperformed investor expectations and led those of the broader U.S. economy. Moreover, we believe these companies are likely to continue to improve as global economic recovery takes hold in late 2010 and the years beyond. Thus, we believe 2010 will offer investors an excellent period to “buy the dips” and for stock investing based on identifying companies with superior growth long term and the financial and other strengths to capitalize on their market opportunities globally.  As investors become comfortable with the strength of the U.S. and global economic recovery, we believe U.S. equities, particularly “growth” equities, will once again find strong favor, offering a combination of fundamental performance, growth opportunities and sector leadership, and attractive valuation within a global universe. Thus, while credit and international stocks have led the first phase of this recovery in financial markets, we think it is the natural course of the investment cycle to return to U.S. equities in the years ahead.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 23.94% for the twelve-months ended October 31, 2009, compared to the Russell 3000 Growth Index return of 17.03%.

During the period, the largest portfolio weightings in the Alger Capital Appreciation Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Health Care sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Consumer Discretionary and Consumer Staples.

Among the most important relative contributors were Apple Inc., Chesapeake Energy Corp., Expedia Inc., Tyco International Ltd., and Transocean Ltd. Conversely, detracting from overall results on a relative basis were Satyam Computer Services Ltd. (ADS), Gildan Activewear Inc., Activision Blizzard Inc., Intel Corp., and Skyworks Solutions Inc.

Alger LargeCap Growth Institutional Fund

The Alger LargeCap Growth Institutional Fund returned 17.70% for the twelve-months ended October 31, 2009, compared with a return of 17.52% for the Russell 1000 Growth Index.

During the period, the largest portfolio weightings in the Alger LargeCap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Financials. The largest sector underweight for the period was in Industrials. Relative outperformance in the Health Care and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Materials.

Among the most important relative contributors were Wyeth, Weatherford International Ltd., Tyco International Ltd., Chesapeake Energy Corp., and Cognizant Technology Solutions Corp. Conversely, detracting from overall results on a relative basis were McDermott International Inc., General Electric Co., Devon Energy Corp., Freeport-McMoRan Copper & Gold Inc., and JPMorgan Chase & Co.

Alger MidCap Growth Institutional Fund

For the twelve-months ended October 31, 2009, the Alger MidCap Growth Institutional Fund returned 21.78%, compared to the Russell MidCap Growth Index with a return of 22.49%.

During the period, the largest portfolio weightings in the Alger Midcap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Financials and Energy sectors were the most important contributors to performance. Sectors that detracted from the portfolio included Industrials and Information Technology.

Among the most important relative contributors were Expedia Inc., Apple Inc., Las Vegas Sands Corp., Chico’s FAS Inc., and Cognizant Technology Solutions Corp. Conversely, detracting from overall results on a relative basis were Satyam Computer

Services Ltd. (ADS), Gildan Activewear Inc., McDermott International Inc., United Therapeutics Corp., and Tenet Healthcare Corp.

Alger SmallCap Growth Institutional Fund

The Alger SmallCap Growth Institutional Fund returned 20.53% for the twelve-months ended October 31, 2009, compared to the Russell 2000 Growth Index, which returned 11.34%.

During the period, the largest portfolio weightings in the Alger Smallcap Growth Institutional Fund were in the Information Technology and Health Care sectors. The largest sector overweight for the period was in Information Technology. The largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Industrials sectors were the most important contributors to performance. The only sector that detracted from the portfolio was Consumer Discretionary.

Among the most important relative contributors were Vistaprint N.V., AECOM Technology Corp., priceline.com Inc., Mellanox Technologies Ltd., and Optimer Pharmaceuticals Inc. Conversely, detracting from overall results on a relative basis were Tenet Healthcare Corp., AnnTaylor Stores Corp., Tessera Technologies Inc., International Coal Group Inc., and Microsemi Corp.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted, Daniel C. Chung Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless proceeded or accompanied by an effective prospectus for the Funds. Funds returns represent the fiscal twelvemonth period return of Class I shares. The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Recent performance has been impacted by an unusually strong period in the U.S.

equity market and there is no guarantee that such conditions will be repeated. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2009. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the twelve-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds’ Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  Standard & Poor’s 500 Index is an index of the 500 largest and most profitable companies in the United States.

•                  Russell 1000 Index measures the performance of the large-cap segment of the U.S.  equity universe.  It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.  The Russell 1000 represents approximately 90% of the U.S.  market.

•                  Russell 2000 Index measures the performance of the small-cap segment of the U.S.  equity universe.  The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index.  It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•                  Russell Midcap Index measures the performance of the mid-cap segment of the U.S.  equity universe.  The Russell Midcap Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•                  Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S.  equity universe.  It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S.  equity universe.  It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

•                  Morgan Stanley Capital International Europe Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe.

•                  MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  Barclays Capital U.S.  Corporate High Yield Index covers the USD- denominated, non-investment grade, fixed-rate, taxable corporate bond market.  Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.  The index excludes Emerging Markets debt.  The index was created in 1986, with index history backfilled to January 1, 1983.  The U.S.  Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices.

•                  Barclays Capital U.S.  Credit Index is comprised of the U.S.  Corporate Index and the non-native currency subcomponent of the U.S.  Government- Related Index.  The U.S.  Credit Index was called the U.S.  Corporate Investment Grade Index until July 2000, when it was renamed to reflect the index’s composition of both corporate and non-corporate issuers.  The U.S.

Credit Index includes publicly issued U.S.  corporates, specified foreign debentures and secured notes denominated in USD.  Index history is available since 1973.  The U.S.  Credit Index is a subset of the U.S. Government/Credit Index and the U.S.  Aggregate Index.

•                  The Russell 2000 Growth Index is an unmanaged index designed to measure the performance of the 2,000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 3000® Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 3000 Index measures the performance of the 3,000 largest U.S.  companies based on the total market capitalization, which represents 98%of the U.S. Equity Market.

•                  The Russell 1000® Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth® Index is an unmanaged index designed to measure the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

FUND PERFORMANCE AS OF 9/30/09 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class I (Inception 11/8/93)	8.72%	9.67%	1.26%	11.01%
Alger Capital Appreciation Class R (Inception 1/27/03)	8.19%	9.12%	n/a	10.73%
Alger LargeCap Growth Class I (Inception 11/8/93)	(5.33)%	1.29%	(1.85)%	6.61%
Alger LargeCap Growth Class R (Inception 1/27/03)	(5.81)%	0.80%	n/a	4.68%
Alger MidCap Growth Class I (Inception 11/8/93)	(3.49)%	2.15%	4.34%	11.69%
Alger MidCap Growth Class R (Inception 1/27/03)	(3.98)%	1.64%	n/a	6.87%
Alger SmallCap Growth Class I (Inception 11/8/93)	(0.24)%	6.17%	0.17%	8.07%
Alger SmallCap Growth Class R (Inception 1/27/03)	(0.68)%	5.69%	n/a	10.20%

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/09

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class I (Inception 11/8/93)	23.94%	8.24%	0.28%	10.67%
Russell 3000 Growth Index	17.03%	1.26%	(3.15)%	5.85%
Class R (Inception 1/27/03)	23.33%	7.69%	n/a	9.92%
Russell 3000 Growth Index	17.03%	1.26%	n/a	5.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. The figures for the Alger LargeCap Growth Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger LargeCap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/09

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class I (Inception 11/8/93)	17.70%	0.63%	(2.58)%	6.46%
Russell 1000 Growth Index	17.52%	1.28%	(3.39)%	6.09%
Class R (Inception 1/27/03)	17.21%	0.13%	n/a	4.35%
Russell 1000 Growth Index	17.52%	1.28%	n/a	5.06%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/09

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. Figures for the Alger MidCap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger MidCap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/09

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class I (Inception 11/8/93)	21.78%	0.24%	3.44%	11.21%
Russell Midcap Growth Index	22.49%	2.22%	1.01%	6.97%
Class R (Inception 1/27/03)	21.04%	(0.26)%	n/a	5.85%
Russell Midcap Growth Index	22.49%	2.22%	n/a	8.00%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2009 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/09

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2009. The figures for the Alger SmallCap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger SmallCap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears.

PERFORMANCE COMPARISON AS OF 10/31/09

AVERAGE ANNUAL TOTAL RETURNS

				SINCE
	1 YEAR	5 YEARS	10 YEARS	INCEPTION
Class I (Inception 11/8/93)	20.53%	4.37%	(0.82)%	7.61%
Russell 2000 Growth Index	11.34%	0.95%	0.12%	3.83%
Class R (Inception 1/27/03)	20.10%	3.91%	n/a	9.08%
Russell 2000 Growth Index	11.34%	0.95%	n/a	7.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863

PORTFOLIO SUMMARY*

October 31, 2009 (Unaudited)

	Alger Capital	Alger LargeCap	Alger MidCap	Alger SmallCap
	Appreciation	Growth	Growth	Growth
SECTORS	Institutional Fund	Institutional Fund	Institutional Fund	Institutional Fund
Consumer Discretionary	8.7%	10.0%	14.4%	15.6%
Consumer Staples	7.5	15.2	4.5	2.5
Energy	8.6	6.9	6.9	4.3
Financials	9.9	6.6	11.8	5.0
Health Care	15.4	17.0	16.4	22.2
Industrials	6.8	9.1	8.1	13.9
Information Technology	35.1	31.3	31.6	26.2
Materials	4.8	2.9	4.3	2.6
Telecommunication Services	0.0	0.6	2.0	2.0
Utilities	0.0	0.0	0.0	1.1
Short-Term Investments and Net Other Assets	3.2	0.4	0.0	4.6
	100.0%	100.0%	100.0%	100.0%

* Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—96.8%
ADVERTISING—0.2%
Focus Media Holding Ltd.#*	114,800	$1,382,192

AEROSPACE & DEFENSE—2.4%
BE Aerospace Inc. *	345,200	6,120,396
General Dynamics Corp.	124,500	7,806,150
Lockheed Martin Corp.	55,500	3,817,845
		17,744,391
APPLICATION SOFTWARE—1.3%
Adobe Systems Inc. *	234,000	7,707,960
Nice Systems Ltd. #*	63,900	1,978,983
		9,686,943
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Affiliated Managers Group Inc. *	42,400	2,691,976
Invesco Ltd.	34,500	729,675
		3,421,651
AUTO PARTS & EQUIPMENT—0.8%
ArvinMeritor Inc.	142,600	1,113,706
Dana Holding Corp. *	869,300	4,920,238
		6,033,944
BIOTECHNOLOGY—3.8%
Amgen Inc. *	165,200	8,876,196
Celgene Corp. *	179,200	9,148,160
Gilead Sciences Inc. *	116,000	4,935,800
Human Genome Sciences Inc. *	247,900	4,633,251
		27,593,407
BROADCASTING & CABLE TV—0.9%
CBS Corp., Cl. B	523,600	6,162,772

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	412,100	6,218,589

COAL & CONSUMABLE FUELS—1.4%
Patriot Coal Corp.*	863,600	9,758,680

COMMUNICATIONS EQUIPMENT—4.6%
Alcatel-Lucent #*	645,500	2,381,895
Brocade Communications Systems Inc. *	1,593,400	13,671,372
Cisco Systems Inc. *	327,300	7,478,805
Qualcomm Inc.	235,300	9,743,773
		33,275,845
COMPUTER HARDWARE—6.0%
Apple Inc. *	144,900	27,313,650
Hewlett-Packard Co.	209,100	9,923,886
International Business Machines Corp.	49,900	6,018,439
		43,255,975
COMPUTER STORAGE & PERIPHERALS—2.7%
EMC Corp. *	397,600	6,548,472
Seagate Technology	940,000	13,113,000
		19,661,472

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.8%
Mastercard Inc.	56,100	$12,287,022
Visa Inc., Cl. A	7,900	598,504
		12,885,526
DIVERSIFIED BANKS—0.3%
Banco Santander Brasil SA#*	179,700	2,131,242

DIVERSIFIED CHEMICALS—0.9%
Ashland Inc.	99,700	3,443,638
FMC Corporation	59,900	3,060,890
		6,504,528
EDUCATION SERVICES—0.5%
ITT Educational Services Inc.*	37,300	3,370,055

ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Cooper Industries PLC, CL. A	57,200	2,213,068

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Monsanto Co.	20,000	1,343,600
Mosaic Co., /The	102,000	4,766,460
		6,110,060
GENERAL MERCHANDISE STORES—0.9%
Target Corp.	131,900	6,387,917

GOLD—0.3%
Yamana Gold Inc.	174,900	1,862,685

HEALTH CARE EQUIPMENT—3.8%
Baxter International Inc.	178,100	9,628,086
Covidien PLC	391,240	16,479,029
Insulet Corp. *	133,500	1,481,850
		27,588,965
HEALTH CARE SERVICES—0.4%
Express Scripts Inc.*	32,900	2,629,368

HEALTH CARE SUPPLIES—1.0%
Inverness Medical Innovations Inc.*	192,900	7,332,129

HOME IMPROVEMENT RETAIL—0.7%
Lowe’s Companies, Inc.	262,100	5,129,297

HOUSEHOLD PRODUCTS—1.0%
Energizer Holdings Inc.*	117,400	7,146,138

HYPERMARKETS & SUPER CENTERS—3.9%
Costco Wholesale Corp.	75,800	4,309,230
Wal-Mart Stores Inc.	471,110	23,404,745
		27,713,975
INDUSTRIAL CONGLOMERATES—1.5%
McDermott International Inc. *	265,200	5,895,396
Tyco International Ltd.	149,100	5,002,305
		10,897,701

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—0.2%
SPX Corp.	23,200	$1,224,496

INTEGRATED OIL & GAS—3.2%
Chevron Corp.	297,500	22,770,650

INTERNET RETAIL—1.5%
Amazon.com Inc. *	35,700	4,241,517
Expedia Inc. *	322,400	7,308,808
		11,550,325
INTERNET SOFTWARE & SERVICES—7.3%
eBay Inc. *	327,000	7,282,290
Google Inc., Cl. A *	32,300	17,316,676
GSI Commerce Inc. *	250,250	4,747,243
IAC/InterActiveCorp. *	180,200	3,412,988
Sina Corp. *	208,700	7,803,293
Yahoo! Inc. *	744,400	11,835,960
		52,398,450
INVESTMENT BANKING & BROKERAGE—1.0%
Lazard Ltd., Cl. A	27,600	1,041,900
Morgan Stanley	195,800	6,289,096
		7,330,996
LIFE & HEALTH INSURANCE—1.9%
Lincoln National Corp.	172,800	4,117,824
Prudential Financial Inc.	210,500	9,520,915
		13,638,739
LIFE SCIENCES TOOLS & SERVICES—1.5%
Life Technologies Corp. *	155,700	7,344,369
Thermo Fisher Scientific Inc. *	70,400	3,168,000
		10,512,369
MANAGED HEALTH CARE—0.3%
WellPoint Inc.*	42,500	1,987,300

METAL & GLASS CONTAINERS—1.8%
Owens-Illinois Inc.*	413,300	13,176,004

MOVIES & ENTERTAINMENT—0.5%
Liberty Media Corp., Capital, Cl. A *	400	8,276
Regal Entertainment Group, Cl. A	287,600	3,626,636
		3,634,912
MULTI-LINE INSURANCE—0.9%
Genworth Financial Inc., Cl. A*	588,900	6,254,118

OIL & GAS DRILLING—0.4%
Transocean Ltd.*	33,200	2,785,812

OIL & GAS EQUIPMENT & SERVICES—0.5%
Weatherford International Ltd.*	202,400	3,548,072

OIL & GAS EXPLORATION & PRODUCTION—2.5%
Chesapeake Energy Corp.	204,800	5,017,600
Nexen Inc.	434,300	9,324,421

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Plains Exploration & Production Co. *	152,800	$4,049,200
		18,391,221
OIL & GAS REFINING & MARKETING—0.2%
NuStar Energy LP	28,000	1,502,480

OIL & GAS STORAGE & TRANSPORTATION—0.4%
Magellan Midstream Partners LP	80,074	3,110,074

OTHER DIVERSIFIED FINANCIAL SERVICES—3.2%
Bank of America Corp.	602,300	8,781,534
BM&F Bovespa SA	597,700	3,904,409
JPMorgan Chase & Co.	251,700	10,513,509
		23,199,452
PHARMACEUTICALS—4.6%
Abbott Laboratories	270,900	13,699,413
Allergan Inc.	51,500	2,896,875
Auxilium Pharmaceuticals Inc. *	85,500	2,689,830
Pfizer Inc.	830,400	14,141,712
		33,427,830
PROPERTY & CASUALTY INSURANCE—1.9%
Travelers Cos., Inc., /The	281,600	14,020,864

PUBLISHING—0.4%
McGraw-Hill Cos., Inc., /The	102,400	2,947,072

RAILROADS—0.9%
Burlington Northern Santa Fe Corp.	86,500	6,515,180

RESTAURANTS—1.4%
McDonald’s Corp.	155,100	9,090,411
Yum! Brands Inc.	31,500	1,037,925
		10,128,336
SEMICONDUCTOR EQUIPMENT—0.2%
Lam Research Corp.*	50,199	1,692,710

SEMICONDUCTORS—8.4%
Broadcom Corp., Cl. A *	151,400	4,028,754
Intel Corp.	1,115,800	21,322,938
Marvell Technology Group Ltd. *	698,400	9,582,048
ON Semiconductor Corp. *	1,893,100	12,664,839
Skyworks Solutions Inc. *	1,179,900	12,306,357
		59,904,936
SOFT DRINKS—1.6%
Hansen Natural Corp. *	99,000	3,578,850
PepsiCo Inc.	135,400	8,198,470
		11,777,320
STEEL—1.0%
Cliffs Natural Resources Inc.	203,900	7,252,723

SYSTEMS SOFTWARE—2.8%
Microsoft Corp.	726,400	20,143,072

	SHARES	VALUE
COMMON STOCKS—(CONT.)
THRIFTS & MORTGAGE FINANCE—0.2%
TFS Financial Corp.	149,400	$1,742,004

TOBACCO—1.0%
Philip Morris International Inc.	156,150	7,395,264

TRUCKING—1.5%
Hertz Global Holdings Inc.*	1,125,900	10,482,129

TOTAL COMMON STOCKS (Cost $683,802,650)		698,543,425

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—1.5%
TIME DEPOSITS—1.5%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $11,099,592)	11,099,592	11,099,592

Total Investments (Cost $694,902,242)(a)	98.3%	709,643,017
Other Assets in Excess of Liabilities	1.7	12,283,071

NET ASSETS	100.0%	$721,926,088

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            At October 31, 2009, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $704,602,071 amounted to $5,040,946 which consisted of aggregate gross unrealized appreciation of $44,966,852 and aggregate gross unrealized depreciation of $39,925,906.

Industry classifications are unaudited.

See Notes to Financial Statements.

(This page has been intentionally left blank)

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—99.6%
AEROSPACE & DEFENSE—3.4%
Boeing Co., /The	8,300	$396,740
General Dynamics Corp.	7,250	454,575
Lockheed Martin Corp.	9,600	660,383
		1,511,698
AGRICULTURAL PRODUCTS—0.4%
Bunge Ltd.	3,300	188,298

AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service Inc., Cl. B	8,250	442,860

APPAREL RETAIL—0.8%
Gap Inc., /The	16,800	358,512

ASSET MANAGEMENT & CUSTODY BANKS—1.0%
Invesco Ltd.	9,800	207,270
Northern Trust Corp.	4,900	246,225
		453,495
BIOTECHNOLOGY—3.2%
Amgen Inc. *	5,900	317,007
Celgene Corp. *	10,300	525,815
Gilead Sciences Inc. *	14,050	597,828
		1,440,650
CASINOS & GAMING—0.4%
Las Vegas Sands Corp.*	12,450	187,871

COAL & CONSUMABLE FUELS—0.5%
CONSOL Energy Inc.	5,150	220,472

COMMUNICATIONS EQUIPMENT—5.0%
Cisco Systems Inc. *	46,350	1,059,097
Qualcomm Inc.	19,950	826,129
Research In Motion Ltd. *	6,350	372,936
		2,258,162
COMPUTER & ELECTRONICS RETAIL—1.2%
Best Buy Co., Inc.	8,650	330,257
GameStop Corp., Cl. A *	7,900	191,891
		522,148
COMPUTER HARDWARE—7.1%
Apple Inc. *	8,550	1,611,674
Hewlett-Packard Co.	17,800	844,788
International Business Machines Corp.	6,450	777,935
		3,234,397
COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp.*	29,650	488,336

CONSTRUCTION & ENGINEERING—0.5%
Jacobs Engineering Group Inc.*	5,200	219,908

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Caterpillar Inc.	3,950	217,487

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(CONT.)
Deere & Co.	8,350	$380,343
		597,830
DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Affiliated Computer Services Inc., Cl. A *	4,200	218,778
Mastercard Inc.	2,750	602,305
Visa Inc., Cl. A	5,750	435,620
		1,256,703
DIVERSIFIED CHEMICALS—0.6%
EI Du Pont de Nemours & Co.	8,750	278,425

DRUG RETAIL—2.0%
CVS Caremark Corp.	13,050	460,665
Walgreen Co.	11,850	448,286
		908,951
ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
First Solar Inc.*	1,300	158,509

FERTILIZERS & AGRICULTURAL CHEMICALS—1.7%
Monsanto Co.	6,200	416,516
Potash Corporation of Saskatchewan Inc.	3,900	361,842
		778,358
FOOD RETAIL—1.1%
Kroger Co., /The	21,950	507,704

FOOTWEAR—0.9%
NIKE Inc., Cl. B	6,750	419,715

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	7,300	353,539

GOLD—0.6%
Goldcorp Inc.	7,000	257,390

HEALTH CARE EQUIPMENT—4.9%
Baxter International Inc.	10,500	567,630
Boston Scientific Corp. *	33,150	269,178
Covidien PLC	11,450	482,274
St. Jude Medical Inc. *	7,400	252,192
Stryker Corp.	6,800	312,800
Zimmer Holdings Inc. *	6,300	331,191
		2,215,265
HEALTH CARE SERVICES—1.1%
Express Scripts Inc.*	6,300	503,496

HOME ENTERTAINMENT SOFTWARE—2.1%
Activision Blizzard Inc. *	30,050	325,441
Electronic Arts Inc. *	17,000	310,080
Nintendo Co., Ltd. #	10,050	315,671
		951,192
HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	18,550	363,024

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—1.2%
Carnival Corp.	10,300	$299,936
Marriott International Inc., Cl. A	10,011	250,876
		550,812
HOUSEHOLD PRODUCTS—1.6%
Procter & Gamble Co., /The	12,200	707,600

HYPERMARKETS & SUPER CENTERS—2.9%
Costco Wholesale Corp.	4,400	250,140
Wal-Mart Stores Inc.	21,300	1,058,184
		1,308,324
INDUSTRIAL CONGLOMERATES—1.3%
Tyco International Ltd.	16,950	568,673

INTEGRATED OIL & GAS—2.6%
Chevron Corp.	8,250	631,454
Exxon Mobil Corp.	7,400	530,358
		1,161,812
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
AT&T Inc.	11,100	284,937

INTERNET RETAIL—1.3%
Amazon.com Inc.*	5,000	594,050

INTERNET SOFTWARE & SERVICES—4.8%
eBay Inc. *	21,550	479,919
Google Inc., Cl. A *	2,213	1,186,433
Yahoo! Inc. *	32,700	519,930
		2,186,282
INVESTMENT BANKING & BROKERAGE—1.5%
Charles Schwab Corp., /The	19,100	331,194
Morgan Stanley	10,700	343,684
		674,878
IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp., Cl. A*	11,550	446,408

LIFE & HEALTH INSURANCE—0.7%
Prudential Financial Inc.	6,550	296,257

LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific Inc.*	9,000	405,000

MANAGED HEALTH CARE—0.5%
UnitedHealth Group Inc.	9,250	240,038

MOVIES & ENTERTAINMENT—0.8%
Viacom Inc., Cl. B*	12,800	353,152

OIL & GAS DRILLING—0.7%
Transocean Ltd.*	4,047	339,584

OIL & GAS EQUIPMENT & SERVICES—0.8%
Schlumberger Ltd.	2,500	155,500
Weatherford International Ltd. *	11,850	207,731
		363,231

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Anadarko Petroleum Corp.	6,950	$423,463
Chesapeake Energy Corp.	11,650	285,425
Nexen Inc.	15,200	326,344
		1,035,232
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
Bank of America Corp.	14,450	210,681
JPMorgan Chase & Co.	13,400	559,717
		770,398
PACKAGED FOODS & MEATS—1.2%
General Mills Inc.	3,500	230,720
Kraft Foods Inc., Cl. A	10,700	294,464
		525,184
PHARMACEUTICALS—6.4%
Abbott Laboratories	19,700	996,228
Allergan Inc.	6,900	388,125
Johnson & Johnson	14,100	832,605
Pfizer Inc.	39,050	665,022
		2,881,980
PROPERTY & CASUALTY INSURANCE—0.6%
Travelers Cos., Inc., /The	5,600	278,824

RAILROADS—1.3%
Burlington Northern Santa Fe Corp.	8,050	606,326

RESTAURANTS—1.8%
McDonald’s Corp.	9,400	550,933
Starbucks Corp. *	15,700	297,986
		848,919
SEMICONDUCTORS—3.5%
Broadcom Corp., Cl. A *	14,000	372,540
Intel Corp.	40,100	766,311
Marvell Technology Group Ltd. *	10,150	139,258
Taiwan Semiconductor Manufacturing Co., Ltd. #	34,421	328,376
		1,606,485
SOFT DRINKS—3.1%
Coca-Cola Co., /The	13,000	693,030
PepsiCo Inc.	12,250	741,737
		1,434,767
SPECIALIZED FINANCE—1.2%
CME Group Inc.	1,062	321,372
NYSE Euronext	7,900	204,215
		525,587
SYSTEMS SOFTWARE—3.9%
Microsoft Corp.	55,900	1,550,107
Oracle Corp.	11,300	238,430
		1,788,537
TOBACCO—2.9%
Altria Group Inc.	27,150	491,687

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TOBACCO—(CONT.)
Philip Morris International Inc.	17,350	$821,695
		1,313,382
TOTAL COMMON STOCKS (Cost $45,420,402)		45,173,567

	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS—0.6%
TIME DEPOSITS—0.6%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $276,718)	276,718	276,718

Total Investments (Cost $45,697,120)(a)	100.2%	45,450,285
Liabilities in Excess of Other Assets	(0.2)	(104,960)

NET ASSETS	100.0%	$45,345,325

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $46,091,428 amounted to $641,143 which consisted of aggregate gross unrealized appreciation of $3,925,841 and aggregate gross unrealized depreciation of $4,566,984.

Industry classifications are unaudited.

See Notes to Financial Statements.

	SHARES	VALUE
COMMON STOCKS—98.0%
AEROSPACE & DEFENSE—1.7%
BE Aerospace Inc. *	377,390	$6,691,125
Goodrich Corp.	167,100	9,081,885
		15,773,010
AIR FREIGHT & LOGISTICS—0.8%
Expeditors International of Washington Inc.	219,900	7,085,178

APPAREL RETAIL—1.9%
Abercrombie & Fitch Co., Cl. A	133,500	4,381,470
Chico’s FAS Inc. *	462,300	5,524,485
J Crew Group Inc. *	198,300	8,086,674
		17,992,629
APPLICATION SOFTWARE—3.1%
Informatica Corp. *	424,800	9,018,504
Pegasystems Inc.	306,300	8,781,621
SolarWinds Inc. *	634,700	11,297,660
		29,097,785
ASSET MANAGEMENT & CUSTODY BANKS—3.9%
Affiliated Managers Group Inc. *	210,300	13,351,947
Cohen & Steers Inc.	209,500	4,049,635
Invesco Ltd.	563,200	11,911,680
Northern Trust Corp.	138,500	6,959,625
		36,272,887
BIOTECHNOLOGY—2.5%
Human Genome Sciences Inc. *	528,300	9,873,927
Metabolix Inc. *	756,460	7,670,504
Vertex Pharmaceuticals Inc. *	167,500	5,621,300
		23,165,731
CABLE & SATELLITE—0.4%
Sirius XM Radio Inc.*	5,824,200	3,412,981

CASINOS & GAMING—1.0%
International Game Technology	254,300	4,536,712
Las Vegas Sands Corp. *	305,600	4,611,504
		9,148,216
COAL & CONSUMABLE FUELS—0.7%
Patriot Coal Corp.*	537,100	6,069,230

COMMUNICATIONS EQUIPMENT—3.0%
Brocade Communications Systems Inc. *	1,786,200	15,325,596
Riverbed Technology Inc. *	223,400	4,577,466
Starent Networks Corp. *	225,000	7,591,500
		27,494,562
COMPUTER & ELECTRONICS RETAIL—1.0%
GameStop Corp., Cl. A*	388,900	9,446,381

COMPUTER HARDWARE—1.9%
Apple Inc.*	90,700	17,096,950

COMPUTER STORAGE & PERIPHERALS—2.8%
NetApp Inc. *	524,700	14,193,135

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
Seagate Technology	821,600	$11,461,320
		25,654,455
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Alliance Data Systems Corp. *	150,000	8,247,000
Echo Global Logistics Inc. *	514,885	6,719,249
		14,966,249
DEPARTMENT STORES—0.8%
Nordstrom Inc.	149,200	4,741,576
Saks Inc. *	431,500	2,420,715
		7,162,291
DISTILLERS & VINTNERS—1.0%
Constellation Brands Inc., Cl. A*	584,900	9,253,118

DIVERSIFIED CHEMICALS—0.5%
Huntsman Corp.	582,800	4,633,260

EDUCATION SERVICES—1.0%
ITT Educational Services Inc.*	102,500	9,260,875

ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
AMETEK Inc.	278,400	9,713,376
General Cable Corp. *	249,400	7,766,316
		17,479,692
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	101,400	4,738,422

FOOD RETAIL—1.2%
Whole Foods Market Inc.*	346,500	11,108,790

GOLD—1.8%
Yamana Gold Inc.	1,500,700	15,982,455

HEALTH CARE EQUIPMENT—4.6%
Edwards Lifesciences Corp. *	70,100	5,393,494
Gen-Probe Inc. *	90,300	3,767,316
Insulet Corp. *	791,500	8,785,650
Intuitive Surgical Inc. *	15,700	3,867,695
NuVasive Inc. *	138,500	5,026,165
Select Medical Holdings Corp. *	1,688,900	16,382,330
		43,222,650
HEALTH CARE FACILITIES—1.3%
Universal Health Services Inc., Cl. B	155,800	8,670,270
VCA Antech Inc. *	145,900	3,475,338
		12,145,608
HEALTH CARE SERVICES—1.1%
Express Scripts Inc.*	124,600	9,958,032

HEALTH CARE SUPPLIES—0.3%
AGA Medical Holdings Inc.*	210,900	2,819,733

HOME ENTERTAINMENT SOFTWARE—2.5%
Activision Blizzard Inc. *	610,000	6,606,300

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOME ENTERTAINMENT SOFTWARE—(CONT.)
Nintendo Co., Ltd. #	526,530	$16,538,307
		23,144,607
HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	244,200	4,586,076

HOMEBUILDING—0.9%
KB Home	611,100	8,665,398

HOUSEHOLD PRODUCTS—0.7%
Energizer Holdings Inc.*	102,900	6,263,523

INDUSTRIAL MACHINERY—1.4%
SPX Corp.	248,500	13,115,830

INTERNET RETAIL—3.4%
Expedia Inc. *	707,000	16,027,690
NetFlix Inc. *	174,800	9,343,060
Shutterfly Inc. *	347,500	4,899,750
		30,270,500
INTERNET SOFTWARE & SERVICES—3.5%
Akamai Technologies Inc. *	233,400	5,134,800
eBay Inc. *	691,900	15,408,613
GSI Commerce Inc. *	304,100	5,768,777
OpenTable Inc. *	239,800	5,913,468
		32,225,658
INVESTMENT BANKING & BROKERAGE—1.0%
Lazard Ltd., Cl. A	240,852	9,092,163

IT CONSULTING & OTHER SERVICES—1.7%
Cognizant Technology Solutions Corp., Cl. A*	415,300	16,051,345

LEISURE PRODUCTS—0.6%
Coach Inc.	105,400	3,475,038
Phillips-Van Heusen Corp.	57,900	2,324,685
		5,799,723
LIFE & HEALTH INSURANCE—1.3%
Lincoln National Corp.	495,600	11,810,148

LIFE SCIENCES TOOLS & SERVICES—2.6%
Charles River Laboratories International Inc. *	234,100	8,549,332
ICON PLC #*	300,898	7,432,181
Illumina Inc. *	119,900	3,848,790
Life Technologies Corp. *	82,400	3,886,808
		23,717,111
MANAGED HEALTH CARE—0.5%
Health Net Inc.*	297,100	4,429,761

MULTI-LINE INSURANCE—0.7%
Genworth Financial Inc., Cl. A*	630,200	6,692,724

OIL & GAS EQUIPMENT & SERVICES—2.5%
Baker Hughes Inc.	225,700	9,495,199
National Oilwell Varco Inc. *	217,450	8,913,276

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—(CONT.)
Weatherford International Ltd. *	252,100	$4,419,313
		22,827,788
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Concho Resources Inc. *	174,500	6,650,195
Nexen Inc.	617,200	13,251,284
Plains Exploration & Production Co. *	303,000	8,029,500
Quicksilver Resources Inc. *	566,900	6,916,180
		34,847,159
OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
BM&F Bovespa SA	1,807,987	11,810,476

PERSONAL PRODUCTS—1.0%
Avon Products Inc.	287,600	9,217,580

PHARMACEUTICALS—3.5%
Auxilium Pharmaceuticals Inc. *	221,800	6,977,828
Medicis Pharmaceutical Corp., Cl. A	437,369	9,259,102
Mylan Inc. *	438,100	7,114,744
Optimer Pharmaceuticals Inc. *	776,074	8,971,415
		32,323,089
PROPERTY & CASUALTY INSURANCE—0.5%
Chubb Corp.	96,700	4,691,884

RESEARCH & CONSULTING SERVICES—1.2%
FTI Consulting Inc.*	266,700	10,884,027

RESTAURANTS—2.9%
Cheesecake Factory Inc., /The *	392,600	7,137,468
McCormick & Schmick’s Seafood Restaurants Inc. *	601,753	3,622,553
PF Chang’s China Bistro Inc. *	202,600	5,913,894
Starbucks Corp. *	546,200	10,366,876
		27,040,791
SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	478,200	10,113,930

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	234,800	7,917,456

SEMICONDUCTORS—9.5%
Atheros Communications Inc. *	475,035	11,695,362
Avago Technologies Ltd. *	781,300	11,719,500
Broadcom Corp., Cl. A *	352,400	9,377,364
Marvell Technology Group Ltd. *	1,181,200	16,206,064
Mellanox Technologies Ltd. *	425,780	7,429,861
Monolithic Power Systems Inc. *	391,100	7,818,089
Netlogic Microsystems Inc. *	58,100	2,208,381
ON Semiconductor Corp. *	759,600	5,081,724
Skyworks Solutions Inc. *	1,678,100	17,502,583
		89,038,928
SOFT DRINKS—0.6%
Hansen Natural Corp.*	146,400	5,292,360

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—1.5%
IntercontinentalExchange Inc. *	94,400	$9,457,936
NYSE Euronext	171,500	4,433,275
		13,891,211
SPECIALIZED REITS—0.7%
Host Hotels & Resorts Inc.	657,900	6,651,369

STEEL—1.5%
Cliffs Natural Resources Inc.	398,200	14,163,974

SYSTEMS SOFTWARE—1.1%
Red Hat Inc.*	386,400	9,972,984

THRIFTS & MORTGAGE FINANCE—0.9%
People’s United Financial Inc.	490,400	7,861,112

TOTAL COMMON STOCKS (Cost $911,819,144)		904,851,855

	PRINCIPAL
	AMOUNT
CONVERTIBLE CORPORATE BONDS—2.0%
CORPORATE BOND - DOMESTIC—2.0%
WIRELESS TELECOMMUNICATION SERVICES—2.0%
SBA Communications Corp., 4.00%, 10/1/14(L2)(a) (Cost $18,271,952)	16,216,000	18,871,370

SHORT-TERM INVESTMENTS—1.2%
TIME DEPOSITS—1.2%
Wells Fargo Grand Cayman, 0.03%, 11/02/09 (Cost $11,069,468)	11,069,468	11,069,468

Total Investments (Cost $941,160,564)(b)	101.2%	934,792,693
Liabilities in Excess of Other Assets	(1.2)	(10,937,199)

NET ASSETS	100.0%	$923,855,494

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 2.0%, of the net assets of the Fund.

(b)            At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $954,388,898 amounted to $19,596,205 which consisted of aggregate gross unrealized appreciation of $69,254,947 and aggregate gross unrealized depreciation of $88,851,152.

(L2)     Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments‡ October 31, 2009

	SHARES	VALUE
COMMON STOCKS—95.4%
AEROSPACE & DEFENSE—2.1%
BE Aerospace Inc. *	547,205	$9,701,945
Esterline Technologies Corp. *	273,975	11,537,087
		21,239,032
AIRLINES—0.5%
Airtran Holdings Inc.*	1,153,440	4,879,051

APPAREL RETAIL—4.2%
Aeropostale Inc. *	190,050	7,132,577
AnnTaylor Stores Corp. *	455,450	5,907,187
Chico’s FAS Inc. *	624,850	7,466,957
Childrens Place Retail Stores Inc., /The *	234,750	7,382,887
Coldwater Creek Inc. *	830,550	4,775,663
J Crew Group Inc. *	239,350	9,760,692
		42,425,963
APPLICATION SOFTWARE—8.4%
Ansys Inc. *	284,736	11,554,587
Concur Technologies Inc. *	213,500	7,609,140
Informatica Corp. *	531,000	11,273,130
Nice Systems Ltd. #*	326,855	10,122,699
Pegasystems Inc.	372,400	10,676,708
SolarWinds Inc. *	446,850	7,953,930
Solera Holdings Inc.	393,400	12,675,347
Taleo Corp., Cl. A *	407,800	8,865,572
VanceInfo Technologies Inc. #*	358,250	5,409,575
		86,140,688
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Cohen & Steers Inc.	260,100	5,027,733

AUTO PARTS & EQUIPMENT—0.2%
Dana Holding Corp.*	403,600	2,284,376

BIOTECHNOLOGY—2.8%
Human Genome Sciences Inc. *	304,000	5,681,760
OSI Pharmaceuticals Inc. *	228,000	7,346,160
Savient Pharmaceuticals Inc. *	679,650	8,563,590
Seattle Genetics Inc. *	416,800	3,784,544
United Therapeutics Corp. *	86,230	3,668,224
		29,044,278
CASINOS & GAMING—1.9%
Penn National Gaming Inc. *	386,250	9,706,463
WMS Industries Inc. *	251,150	10,040,977
		19,747,440
COAL & CONSUMABLE FUELS—0.7%
Patriot Coal Corp.*	601,750	6,799,775

COMMUNICATIONS EQUIPMENT—3.9%
Aruba Networks Inc. *	350,450	2,740,519
Brocade Communications Systems Inc. *	1,316,550	11,295,999
F5 Networks Inc. *	203,850	9,150,827
Finisar Corp. *	435,500	3,244,475

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Polycom Inc. *	200,905	$4,313,430
Starent Networks Corp. *	255,400	8,617,196
		39,362,446
COMPUTER STORAGE & PERIPHERALS—0.4%
QLogic Corp.*	241,850	4,242,049

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	300,150	7,575,786

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Bucyrus International Inc.	174,400	7,746,848

DATA PROCESSING & OUTSOURCED SERVICES—2.2%
TeleTech Holdings Inc. *	408,770	7,312,895
VeriFone Holdings Inc. *	358,945	4,773,969
Wright Express Corp. *	380,385	10,616,545
		22,703,409
DISTILLERS & VINTNERS—0.8%
Central European Distribution Corp.*	269,300	8,377,923

DISTRIBUTORS—0.9%
LKQ Corp.*	530,190	9,156,381

DIVERSIFIED CHEMICALS—0.7%
Huntsman Corp.	843,600	6,706,620

EDUCATION SERVICES—1.3%
American Public Education Inc. *	262,800	8,383,320
Corinthian Colleges Inc. *	297,900	4,724,694
		13,108,014
ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	243,785	10,828,930

ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
SunPower Corp., Cl. B *	125,850	2,725,911
Woodward Governor Co.	501,050	11,779,686
		14,505,597
ENVIRONMENTAL & FACILITIES SERVICES—1.8%
Tetra Tech Inc. *	202,650	5,214,185
Waste Connections Inc. *	405,550	12,746,436
		17,960,621
FOREST PRODUCTS—0.5%
Louisiana-Pacific Corp.*	983,050	5,161,013

GOLD—0.2%
Gammon Gold Inc.*	268,900	2,188,846

HEALTH CARE DISTRIBUTORS—1.8%
Owens & Minor Inc.	251,950	10,302,236
PharMerica Corp. *	541,045	8,348,324
		18,650,560

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—6.3%
Cyberonics Inc. *	240,750	$3,481,245
Insulet Corp. *	569,200	6,318,120
MAKO Surgical Corp. *	576,450	5,216,873
Masimo Corp. *	162,550	4,318,954
NuVasive Inc. *	252,700	9,170,483
Select Medical Holdings Corp. *	910,000	8,827,000
Sirona Dental Systems Inc. *	366,600	9,865,205
Thoratec Corp. *	394,400	10,356,943
Wright Medical Group Inc. *	355,250	5,772,813
		63,327,636
HEALTH CARE FACILITIES—0.7%
LifePoint Hospitals Inc.*	243,400	6,895,522

HEALTH CARE SERVICES—1.2%
Gentiva Health Services Inc.*	501,450	12,034,800

HEALTH CARE SUPPLIES—1.4%
AGA Medical Holdings Inc. *	231,150	3,090,476
Inverness Medical Innovations Inc. *	306,050	11,632,960
		14,723,436
HEALTH CARE TECHNOLOGY—0.9%
Medidata Solutions Inc.*	560,750	8,859,850

HOME FURNISHING RETAIL—0.7%
Williams-Sonoma, Inc.	383,800	7,207,764

HOTELS RESORTS & CRUISE LINES—2.0%
Choice Hotels International Inc.	242,600	7,234,331
Gaylord Entertainment Co. *	433,150	6,510,245
Interval Leisure Group *	556,798	6,213,866
		19,958,442
HOUSEWARES & SPECIALTIES—1.2%
Tupperware Brands Corp.	271,950	12,243,189

INDUSTRIAL MACHINERY—2.3%
Actuant Corp., Cl. A	478,810	7,474,224
Clarcor Inc.	255,150	7,509,065
RBC Bearings Inc. *	442,890	9,526,563
		24,509,852
INTERNET RETAIL—0.6%
Shutterfly Inc.*	414,300	5,841,630

INTERNET SOFTWARE & SERVICES—4.8%
GSI Commerce Inc. *	637,822	12,099,483
LogMeIn, Inc. *	296,200	5,953,620
OpenTable Inc. *	194,100	4,786,506
SkillSoft PLC #*	1,340,460	12,841,607
VistaPrint Ltd. *	252,490	12,889,615
		48,570,831
INVESTMENT BANKING & BROKERAGE—1.4%
Knight Capital Group Inc. *	298,800	5,034,780

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—(CONT.)
Lazard Ltd., Cl. A	265,500	$10,022,624
		15,057,404
LEISURE FACILITIES—0.7%
Life Time Fitness Inc.*	319,995	6,895,892

LEISURE PRODUCTS—1.0%
Fossil Inc. *	185,950	4,970,443
Liz Claiborne Inc.	533,900	3,064,586
Phillips-Van Heusen Corp.	58,050	2,330,708
		10,365,737
LIFE SCIENCES TOOLS & SERVICES—2.4%
Bruker Corp. *	802,300	8,696,932
ICON PLC #*	267,592	6,609,522
Parexel International Corp. *	760,212	9,517,855
		24,824,309
MANAGED HEALTH CARE—1.0%
Amerigroup Corp.*	442,800	9,763,740

MARINE—0.3%
Genco Shipping & Trading Ltd.	178,270	3,545,790

METAL & GLASS CONTAINERS—0.7%
Silgan Holdings Inc.	127,950	6,877,312

OFFICE SERVICES & SUPPLIES—0.3%
SYKES Enterprises Inc.*	112,350	2,667,189

OIL & GAS EQUIPMENT & SERVICES—1.3%
Acergy SA #	611,550	7,570,989
Dril-Quip Inc. *	125,020	6,074,722
		13,645,711
OIL & GAS EXPLORATION & PRODUCTION—2.3%
Concho Resources Inc. *	252,410	9,619,345
Kodiak Oil & Gas Corp. *	1,489,400	3,589,454
Mariner Energy Inc. *	395,150	5,034,211
Quicksilver Resources Inc. *	450,450	5,495,490
		23,738,500
PACKAGED FOODS & MEATS—1.7%
Flowers Foods Inc.	418,050	9,765,648
Hain Celestial Group Inc. *	427,715	7,502,121
		17,267,769
PHARMACEUTICALS—3.7%
Auxilium Pharmaceuticals Inc. *	380,680	11,976,192
Eurand NV *	386,700	5,112,174
Medicis Pharmaceutical Corp., Cl. A	534,150	11,307,956
Optimer Pharmaceuticals Inc. *	826,112	9,549,855
		37,946,177
RAILROADS—0.7%
Genesee & Wyoming Inc., Cl. A*	253,300	7,348,233

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—1.1%
Boston Private Financial Holdings Inc.	659,300	$3,922,835
Columbia Banking System Inc.	309,650	4,551,855
Western Alliance Bancorp *	551,650	2,399,678
		10,874,368
REINSURANCE—0.7%
Platinum Underwriters Holdings Ltd.	186,350	6,665,740

RESEARCH & CONSULTING SERVICES—1.5%
FTI Consulting Inc. *	232,810	9,500,976
Resources Connection Inc. *	318,550	5,501,359
		15,002,335
RESTAURANTS—0.9%
Cheesecake Factory Inc., /The *	333,750	6,067,575
McCormick & Schmick’s Seafood Restaurants Inc. *	596,385	3,590,238
		9,657,813
SECURITY & ALARM SERVICES—1.1%
Geo Group Inc., /The*	535,650	11,328,998

SEMICONDUCTOR EQUIPMENT—0.4%
Novellus Systems Inc.*	197,200	4,058,376

SEMICONDUCTORS—6.1%
Atheros Communications Inc. *	459,535	11,313,751
Mellanox Technologies Ltd. *	546,550	9,537,297
Microsemi Corp. *	446,350	5,940,919
Monolithic Power Systems Inc. *	438,150	8,758,619
Netlogic Microsystems Inc. *	264,400	10,049,843
ON Semiconductor Corp. *	1,127,650	7,543,979
Skyworks Solutions Inc. *	879,413	9,172,278
		62,316,686
SPECIALTY CHEMICALS—0.5%
Nalco Holding Co.	255,650	5,406,998

THRIFTS & MORTGAGE FINANCE—1.3%
Brookline Bancorp Inc.	760,550	7,445,785
Ocwen Financial Corp. *	571,300	6,244,309
		13,690,094
TRUCKING—0.4%
Dollar Thrifty Automotive Group Inc.*	208,200	3,853,782

WIRELESS TELECOMMUNICATION SERVICES—2.0%
SBA Communications Corp. *	433,025	12,215,635
Syniverse Holdings Inc. *	498,850	8,545,301
		20,760,936
TOTAL COMMON STOCKS (Cost $1,002,576,733)		973,596,220

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—4.2%
TIME DEPOSITS—4.2%
Citibank London, 0.03%, 11/2/09	$1,254,205	$1,254,205

	PRINCIPAL
	AMOUNT	VALUE
SHORT-TERM INVESTMENTS—(CONT.)
TIME DEPOSITS—(CONT.)
Wells Fargo Grand Cayman, 0.03%, 11/2/09	41,900,000	41,900,000

TOTAL TIME DEPOSITS (Cost $43,154,205)		43,154,205

Total Investments (Cost $1,045,730,938)(a)	99.6%	1,016,750,425
Other Assets in Excess of Liabilities	0.4	3,732,738

NET ASSETS	100.0%	$1,020,483,163

‡                      Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                      Non-income producing security.

#                      American Depository Receipts.

(a)            At October 31, 2009, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $1,048,029,320 amounted to $31,278,895 which consisted of aggregate gross unrealized appreciation of $84,506,096 and aggregate gross unrealized depreciation of $115,784,991.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2009

	Alger Capital	Alger LargeCap
	Appreciation	Growth
	Institutional Fund	Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$709,643,017	$45,450,285
Receivable for investment securities sold	25,436,927	359,898
Receivable for shares of beneficial interest sold	2,727,822	90,982
Dividends and interest receivable	350,979	37,409
Prepaid expenses	77,606	15,254
Total Assets	738,236,351	45,953,828
LIABILITIES:
Payable for investment securities purchased	14,462,783	466,164
Bank overdraft	—	—
Payable for shares of beneficial interest redeemed	995,597	58,895
Accrued investment advisory fees	513,507	28,098
Accrued transfer agent fees	22,506	1,791
Accrued distribution fees	39,113	2,587
Accrued administrative fees	17,434	1,088
Accrued shareholder servicing fees	158,490	9,894
Accrued other expenses	100,833	39,986
Total Liabilities	16,310,263	608,503
NET ASSETS	$721,926,088	$45,345,325
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	852,264,193	61,593,779
Undistributed net investment income (accumulated loss)	1,412,311	148,047
Undistributed net realized gain (accumulated realized loss)	(146,491,191)	(16,149,667)
Net unrealized appreciation (depreciation) on investments	14,740,775	(246,834)
NET ASSETS	$721,926,088	$45,345,325
Net Assets By Class
Class I	$632,249,753	$39,411,779
Class R	$89,676,335	$5,933,546
Shares Of Beneficial Interest Outstanding—Note 6
Class I	38,532,197	3,527,812
Class R	5,654,731	547,796
Net Asset Value Per Share
Class I	$16.41	$11.17
Class R	$15.86	$10.83

*Identified Cost	$694,902,242	$45,697,120

See Notes to Financial Statements.

	Alger MidCap	Alger SmallCap
	Growth	Growth
	Institutional Fund	Institutional Fund
ASSETS:
Investments in securities, at value (identified cost)* see accompanying schedules of investments	$934,792,693	$1,016,750,425
Receivable for investment securities sold	18,223,847	9,459,739
Receivable for shares of beneficial interest sold	3,367,807	5,171,638
Dividends and interest receivable	201,170	110,703
Prepaid expenses	108,882	110,845
Total Assets	956,694,399	1,031,603,350
LIABILITIES:
Payable for investment securities purchased	27,213,246	7,281,982
Bank overdraft	105	—
Payable for shares of beneficial interest redeemed	4,548,562	2,450,853
Accrued investment advisory fees	637,053	733,909
Accrued transfer agent fees	52,384	228,621
Accrued distribution fees	22,799	23,354
Accrued administrative fees	23,051	24,917
Accrued shareholder servicing fees	209,557	226,515
Accrued other expenses	132,148	150,036
Total Liabilities	32,838,905	11,120,187
NET ASSETS	$923,855,494	$1,020,483,163
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,550,874,197	1,221,961,938
Undistributed net investment income (accumulated loss)	(6,928)	59,813
Undistributed net realized gain (accumulated realized loss)	(620,643,904)	(172,558,075)
Net unrealized appreciation (depreciation) on investments	(6,367,871)	(28,980,513)
NET ASSETS	$923,855,494	$1,020,483,163
Net Assets By Class
Class I	$872,935,844	$968,775,585
Class R	$50,919,650	$51,707,578
Shares Of Beneficial Interest Outstanding—Note 6
Class I	81,758,507	48,673,818
Class R	4,971,920	2,679,550
Net Asset Value Per Share
Class I	$10.68	$19.90
Class R	$10.24	$19.30

*Identified Cost	$941,160,564	$1,045,730,938

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended October 31, 2009

	Alger Capital	Alger LargeCap
	Appreciation	Growth
	Institutional Fund	Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$8,169,032	$697,114
Interest	79,645	917
Total Income	8,248,677	698,031
EXPENSES
Advisory fees—Note 3(a)	4,348,244	270,218
Distribution fees—Note3(b):
Class R	324,211	26,693
Shareholder servicing fees—Note 3(e)	1,342,051	95,148
Administrative fees—Note 3(a)	147,626	10,466
Custodian fees	108,150	33,770
Interest expenses	1,300	78
Transfer agent fees and expenses—Note 3(d)	180,600	11,271
Printing fees	75,265	8,325
Professional fees	45,881	29,930
Registration fees	170,568	44,268
Trustee fees—Note 3(f)	13,001	13,001
Miscellaneous	79,991	5,715
Total Expenses	6,836,888	548,883
NET INVESTMENT INCOME (LOSS)	1,411,789	149,148
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments	(26,877,103)	(3,617,891)
Net realized gain on redemption-in-kind	—	—
Net realized gain (loss) on foreign currency transactions	4,162	(1,101)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	151,801,667	12,233,784
Net realized and unrealized gain on investments and foreign currency	124,928,726	8,614,792
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,340,515	$8,763,940

*Foreign withholding taxes	$169,212	$8,866

See Notes to Financial Statements.

	Alger MidCap	Alger SmallCap
	Growth	Growth
	Institutional Fund	Institutional Fund
INCOME
Dividends (net of foreign withholding taxes*)	$5,878,367	$2,919,166
Interest	308,181	23,169
Total Income	6,186,548	2,942,335
EXPENSES
Advisory fees—Note 3(a)	6,448,655	6,318,261
Distribution fees—Note3(b):
Class R	212,623	211,950
Shareholder servicing fees—Note 3(e)	2,121,268	1,950,081
Administrative fees—Note 3(a)	233,339	214,509
Custodian fees	148,600	71,000
Interest expenses	246	—
Transfer agent fees and expenses—Note 3(d)	262,461	1,064,868
Printing fees	113,360	204,610
Professional fees	48,925	54,125
Registration fees	367,234	241,719
Trustee fees—Note 3(f)	13,001	13,001
Miscellaneous	169,768	109,511
Total Expenses	10,139,480	10,453,635
NET INVESTMENT INCOME (LOSS)	(3,952,932)	(7,511,300)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on investments	(251,871,980)	(93,926,865)
Net realized gain on redemption-in-kind	954,454	—
Net realized gain (loss) on foreign currency transactions	(306,336)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	415,716,107	260,838,132
Net realized and unrealized gain on investments and foreign currency	164,492,245	166,911,267
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$160,539,314	$159,399,967

*Foreign withholding taxes	$166,233	$8,612

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Net investment income (loss)	$1,411,789	$(1,617,140)
Net realized loss on investments and foreign currency	(26,872,941)	(109,247,661)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	151,801,667	(196,607,893)
Net increase (decrease) in net assets resulting from operations	126,340,515	(307,472,694)
Distributions to shareholders from:
Net realized gains
Class I	—	—
Class R	—	—
Total distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	110,204,995	150,407,353
Class R	20,767,606	44,308,239
Net increase (decrease) from shares of beneficial interest transactions—Note 6	130,972,601	194,715,592
Total increase (decrease)	257,313,116	(112,757,102)
Net Assets:
Beginning of period	464,612,972	577,370,074
END OF PERIOD	$721,926,088	$464,612,972
Undistributed net investment income (accumulated loss)	$1,412,311	$—

See Notes to Financial Statements.

	Alger LargeCap Growth Institutional Fund		Alger MidCap Growth Institutional Fund		Alger SmallCap Growth Institutional Fund
	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008
Net investment income (loss)	$149,148	$(61,020)	$(3,952,932)	$(9,762,757)	$(7,511,300)	$(8,791,701)
Net realized loss on investments and foreign currency	(3,618,992)	(6,417,546)	(251,223,862)	(358,540,521)	(93,926,865)	(71,748,163)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,233,784	(20,745,764)	415,716,107	(783,011,959)	260,838,132	(432,433,215)
Net increase (decrease) in net assets resulting from operations	8,763,940	(27,224,330)	160,539,314	(1,151,315,237)	159,399,967	(512,973,079)
Distributions to shareholders from:
Net realized gains
Class I	—	—	—	(306,838,433)	—	—
Class R	—	—	—	(10,895,934)	—	—
Total distributions to shareholders	—	—	—	(317,734,367)	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	11,139,323	(8,534,603)	(160,675,767)	262,079,027	183,192,236	223,920,798
Class R	(84,562)	411,794	1,572,053	27,187,010	4,315,508	20,783,378
Net increase (decrease) from shares of beneficial interest transactions— Note 6	11,054,761	(8,122,809)	(159,103,714)	289,266,037	187,507,744	244,704,176
Total increase (decrease)	19,818,701	(35,347,139)	1,435,600	(1,179,783,567)	346,907,711	(268,268,903)
Net Assets:
Beginning of period	25,526,624	60,873,763	922,419,894	2,102,203,461	673,575,452	941,844,355
END OF PERIOD	$45,345,325	$25,526,624	$923,855,494	$922,419,894	$1,020,483,163	$673,575,452
Undistributed net investment income (accumulated loss)	$148,047	$—	$(6,928)	$—	$59,813	$—

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$13.23	$22.27	$15.77	$13.28	$11.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.04	(0.04)	(0.06)	(0.06)	—
Net realized and unrealized gain (loss) on investments	3.14	(9.00)	6.56	2.55	2.23
Total from investment operations	3.18	(9.04)	6.50	2.49	2.23
Net asset value, end of period	$16.41	$13.23	$22.27	$15.77	$13.28
Total return	23.9%	(40.6)%	41.3%	18.7%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$632,250	$411,056	$537,928	$165,422	$128,646
Ratio of gross expenses to average net assets	1.21%	1.18%	1.23%	1.27%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.21%	1.18%	1.23%	1.27%	1.17%
Ratio of net investment income (loss) to average net assets	0.32%	(0.21)%	(0.33)%	(0.38)%	0.04%
Portfolio turnover rate	306.87%	291.85%	232.13%	225.25%	148.91%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$12.85	$21.75	$15.47	$13.09	$10.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.13)	(0.16)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investments	3.03	(8.77)	6.44	2.53	2.20
Total from investment operations	3.01	(8.90)	6.28	2.38	2.14
Net asset value, end of period	$15.86	$12.85	$21.75	$15.47	$13.09
Total return	23.3%	(40.9)%	40.6%	18.2%	19.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$89,676	$53,557	$39,442	$5,969	$1,073
Ratio of gross expenses to average net assets	1.71%	1.68%	1.72%	1.79%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.71%	1.68%	1.72%	1.79%	1.67%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.70)%	(0.86)%	(0.90)%	(0.51)%
Portfolio turnover rate	306.87%	291.85%	232.13%	225.25%	148.91%

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger LargeCap Growth Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$9.48	$16.87	$13.25	$12.56	$10.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.04	(0.01)	(0.03)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	1.65	(7.38)	3.65	0.74	1.66
Total from investment operations	1.69	(7.39)	3.62	0.73	1.70
Dividends from net investment income	—	—	—	(0.04)	—
Net asset value, end of period	$11.17	$9.48	$16.87	$13.25	$12.56
Total return	17.7%	(43.8)%	27.3%	5.8%	15.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,412	$20,415	$52,127	$106,335	$86,725
Ratio of gross expenses to average net assets	1.37%	1.23%	1.32%	1.21%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.23%	1.32%	1.21%	1.08%
Ratio of net investment income (loss) to average net assets	0.46%	0.04%	(0.19)%	(0.08)%	(0.31)%
Portfolio turnover rate	87.57%	187.80%	192.18%	322.72%	249.06%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger LargeCap Growth Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$9.24	$16.52	$13.04	$12.39	$10.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	0.00	(0.08)	(0.10)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	1.59	(7.20)	3.58	0.73	1.66
Total from investment operations	1.59	(7.28)	3.48	0.65	1.63
Net asset value, end of period	$10.83	$9.24	$16.52	$13.04	$12.39
Total return	17.2%	(44.1)%	26.7%	5.3%	15.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,933	$5,112	$8,747	$5,372	$3,826
Ratio of gross expenses to average net assets	1.89%	1.73%	1.81%	1.71%	1.57%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.89%	1.73%	1.81%	1.71%	1.57%
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.55)%	(0.72)%	(0.59)%	(0.29)%
Portfolio turnover rate	87.57%	187.80%	192.18%	322.72%	249.06%

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger MidCap Growth Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$8.76	$23.24	$17.29	$17.57	$15.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.09)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	1.96	(10.85)	7.44	1.69	2.55
Total from investment operations	1.92	(10.94)	7.33	1.60	2.44
Distributions from net realized gains	—	(3.54)	(1.38)	(1.88)	(0.25)
Net asset value, end of period	$10.68	$8.76	$23.24	$17.29	$17.57
Total return	21.8%	(55.0)%	45.5%	9.5%	16.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$872,936	$882,046	$2,032,326	$1,349,500	$1,093,486
Ratio of gross expenses to average net assets	1.17%	1.11%	1.17%	1.13%	1.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.11%	1.17%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.56)%	(0.54)%	(0.54)%	(0.64)%
Portfolio turnover rate	297.99%	324.49%	274.32%	253.59%	237.74%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger MidCap Growth Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$8.45	$22.64	$16.95	$17.34	$15.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.16)	(0.20)	(0.18)	(0.19)
Net realized and unrealized gain (loss) on investments	1.87	(10.49)	7.27	1.67	2.53
Total from investment operations	1.79	(10.65)	7.07	1.49	2.34
Distributions from net realized gains	—	(3.54)	(1.38)	(1.88)	(0.25)
Net asset value, end of period	$10.24	$8.45	$22.64	$16.95	$17.34
Total return	21.0%	(55.3)%	44.7%	9.0%	15.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$50,919	$40,374	$69,877	$43,355	$22,127
Ratio of gross expenses to average net assets	1.68%	1.61%	1.67%	1.63%	1.60%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.68%	1.61%	1.67%	1.63%	1.60%
Ratio of net investment income (loss) to average net assets	(0.96)%	(1.05)%	(1.04)%	(1.05)%	(1.15)%
Portfolio turnover rate	297.99%	324.49%	274.32%	253.59%	237.74%

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SmallCap Growth Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$16.52	$30.30	$23.98	$19.97	$16.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.16)	(0.23)	(0.21)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	3.54	(13.55)	6.53	4.17	4.04
Total from investment operations	3.38	(13.78)	6.32	4.01	3.90
Net asset value, end of period	$19.90	$16.52	$30.30	$23.98	$19.97
Total return	20.5%	(45.5)%	26.4%	20.1%	24.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$968,776	$634,542	$894,802	$305,843	$71,224
Ratio of gross expenses to average net assets	1.32%	1.27%	1.33%	1.31%	1.20%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.32%	1.27%	1.30%	1.31%	1.20%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.97)%	(0.78)%	(0.74)%	(0.77)%
Portfolio turnover rate	90.49%	62.68%	67.53%	88.67%	116.16%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SmallCap Growth Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2009	10/31/2008	10/31/2007	10/31/2006	10/31/2005
Net asset value, beginning of period	$16.08	$29.64	$23.58	$19.74	$15.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.35)	(0.35)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	3.44	(13.21)	6.41	4.12	4.03
Total from investment operations	3.22	(13.56)	6.06	3.84	3.81
Net asset value, end of period	$19.30	$16.08	$29.64	$23.58	$19.74
Total return	20.1%	(45.8)%	25.7%	19.5%	23.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,707	$39,033	$47,042	$8,018	$2,487
Ratio of gross expenses to average net assets	1.73%	1.77%	1.86%	1.83%	1.68%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.73%	1.77%	1.83%	1.83%	1.68%
Ratio of net investment income (loss) to average net assets	(1.35)%	(1.47)%	(1.32)%	(1.26)%	(1.20)%
Portfolio turnover rate	90.49%	62.68%	67.53%	88.67%	116.16%

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund and Alger SmallCap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Each class has identical rights to assets and earnings except that only Class R shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time). Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Securities with remaining maturities of more than sixty days at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity and type, as well as prices quoted by dealers who make markets in such securities.

Short-term securities held by the Funds having a remaining maturity of sixty days or less, are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value. Inputs for Level 1 include exchange listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(d) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended October 31, 2009, there were no written options.

The Funds may also purchase put and call options. Purchasing put and call options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Funds’ Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. There were no option transactions during the year ended October 31, 2009.

(e) Lending of Portfolio Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned.

In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Fund on the next business day. There were no securities on loan during the year ending October 31, 2009.

(f) Short Sales: Securities sold short represent obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2006-2009 in these jurisdictions, the Funds have determined that ASC 740 did not have a material impact on the Funds’ financial statements for the year ended October 31, 2009.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory	Administration
	Fee	Fee
Alger Capital Appreciation Institutional Fund	.81%	.0275%
Alger LargeCap Growth Institutional Fund	.71	.0275
Alger MidCap Growth Institutional Fund	.76	.0275
Alger SmallCap Growth Institutional Fund	.81	.0275

(b) Distribution Fees: Class R Shares: The Funds have adopted a Distribution Plan pursuant to which Class R shares of each Fund pays Fred Alger & Company, Incorporated, the Trust’s distributor (the “Distributor”) and an affiliate of Alger Management, a fee at the annual rate of .50% of the respective average daily net assets of the Class R shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended October 31, 2009, the Alger Capital Appreciation Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund and Alger SmallCap Growth Institutional Fund paid the Distributor commissions of $2,732,922, $47,800, $4,315,601 and $1,386,871, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. During the year ended October 31, 2009, the Alger Capital Appreciation Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund and Alger SmallCap Growth Institutional Fund incurred fees of $9,566, $260, $9,467 and $132,460 respectively, for these services provided by Alger Management which are included in transfer agent fees and expenses in the Statement of Operations.

(e) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Fred Alger & Company, Incorporated (“Alger Inc.”) whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As Compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of .25% of the value of its average daily net assets.  The fees charged may be more or less than the expenses incurred by the Distributor.

(f) Trustee Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds. If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding during the year ended October 31, 2009.

(h) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than short-term securities, for the year ended October 31, 2009:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$1,752,843,640	$1,589,914,188
Alger LargeCap Growth Institutional Fund	44,403,823	31,600,928
Alger MidCap Growth Institutional Fund	2,476,038,257	2,611,706,258
Alger SmallCap Growth Institutional Fund	857,332,177	673,214,487

During the year ended October 31, 2009, certain shareholders of the Alger MidCap Growth Institutional Fund redeemed securities in the amount of $14,135,588 at market value on the date of redemption, which resulted in gains of $954,454 and is included as net realized gains on redemption-in-kind in the Statement of Operations.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Inter-Bank Offer Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g). For the year ended October 31, 2009, the Funds had the following borrowings:

	AVERAGE	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$31,783	4.22%
Alger LargeCap Growth Institutional Fund	2,865	2.73
Alger MidCap Growth Institutional Fund	70,334	3.06
Alger SmallCap Growth Institutional Fund	53	2.27

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed during the year ended October 31, 2009 for each Fund was as follows:

Highest Borrowing
Alger Capital Appreciation Institutional Fund	$2,945,989
Alger LargeCap Growth Institutional Fund	275,916
Alger MidCap Growth Institutional Fund	5,581,108
Alger SmallCap Growth Institutional Fund	19,254

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	16,446,402	$232,156,222	17,682,410	$347,270,443
Shares redeemed	(8,984,090)	(121,951,227)	(10,767,402)	(196,863,090)
Net increase	7,462,312	$110,204,995	6,915,008	$150,407,353
Class R:
Shares sold	2,990,070	$40,590,323	3,262,769	$60,529,232
Shares redeemed	(1,501,721)	(19,822,717)	(910,034)	(16,220,993)
Net increase	1,488,349	$20,767,606	2,352,735	$44,308,239

Alger LargeCap Growth Institutional Fund
Class I:
Shares sold	2,958,754	$25,717,486	1,904,017	$27,095,815
Shares redeemed	(1,584,526)	(14,578,163)	(2,840,554)	(35,630,418)
Net increase (decrease)	1,374,228	$11,139,323	(936,537)	$(8,534,603)
Class R:
Shares sold	239,711	$2,125,392	273,662	$3,895,941
Shares redeemed	(245,364)	(2,209,954)	(249,731)	(3,484,147)
Net increase (decrease)	(5,653)	$(84,562)	23,931	$411,794

Alger MidCap Growth Institutional Fund
Class I:
Shares sold	35,609,288	$308,744,989	48,070,990	$775,162,164
Dividends reinvested	—	—	13,730,131	251,810,604
Shares redeemed	(54,506,231)	(469,420,756)	(48,592,293)	(764,893,741)
Net increase (decrease)	(18,896,943)	$(160,675,767)	13,208,828	$262,079,027
Class R:
Shares sold	2,664,061	$22,313,098	3,375,697	$52,591,052
Dividends reinvested	—	—	275,824	4,898,632
Shares redeemed	(2,471,521)	(20,741,045)	(1,959,087)	(30,302,674)
Net increase	192,540	$1,572,053	1,692,434	$27,187,010

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2009		OCTOBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SmallCap Growth Institutional Fund
Class I:
Shares sold	26,159,300	$455,501,592	19,701,594	$473,018,042
Shares redeemed	(15,905,263)	(272,309,356)	(10,816,750)	(249,097,244)
Net increase	10,254,037	$183,192,236	8,884,844	$223,920,798
Class R:
Shares sold	990,808	$16,206,954	1,585,566	$38,302,703
Shares redeemed	(738,750)	(11,891,446)	(745,031)	(17,519,325)
Net increase	252,058	$4,315,508	840,535	$20,783,378

During the year ended October 31, 2009, shares redeemed for the Alger MidCap Growth Institutional Fund include a redemption-in-kind of 1,609,811 Class I shares valued at $14,037,554 and 10,318 Class R shares valued at $86,468.

NOTE 7 — Income Tax Information:

The tax character of distributions paid, during the year ended October 31, 2009 and the year ended October 31, 2008 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger LargeCap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger MidCap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	$295,577,096
Long-term capital gain	—	22,157,271
Total distributions paid	—	$317,734,367

Alger SmallCap Growth Institutional Fund
Distributions paid 28from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$1,277,205
Undistributed long-term gain	—
Unrealized appreciation	$5,040,946

Alger LargeCap Growth Institutional Fund
Undistributed ordinary income	$145,515
Undistributed long-term gain	—
Unrealized appreciation	$(641,143)

Alger MidCap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(19,596,205)

Alger SmallCap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(31,278,896)

The difference between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2009, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

	EXPIRATION DATES
	2010	2011	2016	2017	TOTAL
Capital Appreciation Fund	$9,021,946	$—	$81,752,970	$45,881,344	$136,656,260
LargeCap Growth Fund	$945,854	$5,070,663	$5,521,428	$4,214,883	$15,752,828
MidCap Growth Fund	$—	$—	$285,383,868	$322,038,630	$607,422,498
SmallCap Growth Fund	$5,654,698	$—	$72,171,002	$92,374,179	$170,199,879

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments. The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ investments carried at fair value:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$62,945,411	$62,945,411	—	—
Consumer Staples	54,032,697	54,032,697	—	—
Energy	61,866,989	61,866,989	—	—
Financials	71,739,066	71,739,066	—	—
Health Care	111,071,368	111,071,368	—	—
Industrials	49,076,965	49,076,965	—	—
Information Technology	252,904,929	252,904,929	—	—
Materials	34,906,000	34,906,000	—	—
TOTAL COMMON STOCKS	698,543,425	698,543,425	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	11,099,592	11,099,592	—	—
TOTAL INVESTMENTS IN SECURITIES	$709,643,017	$709,643,017	—	—

Alger LargeCap Growth Institutional Fund

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	4,551,742	4,551,742	—	—
Consumer Staples	6,894,210	6,894,210	—	—
Energy	3,120,331	3,120,331	—	—
Financials	2,999,439	2,999,439	—	—
Health Care	7,686,429	7,686,429	—	—
Industrials	4,105,804	4,105,804	—	—
Information Technology	14,216,502	14,216,502	—	—
Materials	1,314,173	1,314,173	—	—
Telecommunication Services	284,937	284,937	—	—
TOTAL COMMON STOCKS	45,173,567	45,173,567	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	276,718	276,718	—	—
TOTAL INVESTMENTS IN SECURITIES	$45,450,285	$45,450,285	—	—

Alger MidCap Growth Institutional Fund

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	132,785,861	132,785,861	—	—
Consumer Staples	41,135,371	41,135,371	—	—
Energy	63,744,177	63,744,177	—	—
Financials	108,773,974	108,773,974	—	—
Health Care	151,781,715	151,781,715	—	—
Industrials	74,451,667	74,451,667	—	—
Information Technology	292,660,979	292,660,979	—	—
Materials	39,518,111	39,518,111	—	—
TOTAL COMMON STOCKS	904,851,855	904,851,855	—	—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger MidCap Growth Institutional Fund

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Corporate Bond - Domestic	$18,871,370	—	$18,871,370	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	11,069,468	11,069,468	—	—
TOTAL INVESTMENTS IN SECURITIES	$934,792,693	$915,921,323	$18,871,370	—

Alger SmallCap Growth Institutional Fund

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	158,892,641	158,892,641	—	—
Consumer Staples	25,645,692	25,645,692	—	—
Energy	44,183,986	44,183,986	—	—
Financials	51,315,339	51,315,339	—	—
Health Care	226,070,308	226,070,308	—	—
Industrials	142,163,114	142,163,114	—	—
Information Technology	267,394,485	267,394,485	—	—
Materials	26,340,789	26,340,789	—	—
Telecommunication Services	20,760,936	20,760,936	—	—
Utilities	10,828,930	10,828,930	—	—
TOTAL COMMON STOCKS	973,596,220	973,596,220	—	—
SHORT-TERM INVESTMENTS
TIME DEPOSITS	43,154,205	43,154,205	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,016,750,425	$1,016,750,425	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of ASC 815 is required for fiscal years and interim periods beginning after November 15, 2008. The Trust early adopted the provisions of ASC 815 on November 1, 2008.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds purchase put options or writes covered call options for speculative purposes or to economically hedge against adverse movements in the value of portfolio holdings. The Funds will segregate assets to cover its obligations under option contracts.

NOTE 10 — Litigation:

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading.” On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”) approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims were dismissed by the court, the class and derivative suits were settled in principle, but such settlement remains subject to court approval.

NOTE 11 — Subsequent Event:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2009 through December 23, 2009, the date that these financial statements were issued.  No such events have been identified which require recognition and disclosure as of October 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Alger Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds (the “Funds”) comprising the Alger Capital Appreciation Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund, and Alger SmallCap Growth Institutional Fund as of October 31, 2009, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ statements of changes in net assets for the year ended October 31, 2008, and the financial highlights for the four years ended October 31, 2008 were audited by other auditors, whose reports dated December 16, 2008, expressed unqualified opinions on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Institutional Funds as of October 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2009

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2009 and ending October 31, 2009.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Ratio of
					Expenses to
					Average
				Expenses	Net Assets
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2009	October 31, 2009	2009(a)	2009(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,241.30	$6.84	1.21%
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21
Class R	Actual	1,000.00	1,238.10	9.65	1.71
	Hypothetical(c)	1,000.00	1,016.59	8.69	1.71

Alger LargeCap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,213.40	$7.64	1.37%
	Hypothetical(c)	1,000.00	1,018.30	6.97	1.37
Class R	Actual	1,000.00	1,196.70	10.46	1.89
	Hypothetical(c)	1,000.00	1,015.68	9.60	1.89

Alger MidCap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,204.10	$6.50	1.17%
	Hypothetical(c)	1,000.00	1,019.31	5.96	1.17
Class R	Actual	1,000.00	1,200.50	9.32	1.68
	Hypothetical(c)	1,000.00	1,016.74	8.54	1.68

Alger SmallCap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,185.20	$7.27	1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72	1.32
Class R	Actual	1,000.00	1,183.30	9.52	1.73
	Hypothetical(c)	1,000.00	1,016.48	8.79	1.73

(a)        Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)       Annualized

(c)        5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation or until his successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (48)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (56)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (64)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert Jr. (75)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (77)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (47)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (72)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (47) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	N/A

Michael D. Martins (44) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Hal Liebes (45) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of International and Resources. Formerly Chief Compliance Officer 2004- 2005, AMVESCAP PLC.	2005	N/A

Lisa A. Moss (44) Assistant Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006	N/A

Anthony S. Caputo (54) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (48) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (56) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2004-2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2009, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the “Agreement”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management’s services by Callan Associates Inc. (“Callan”), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials. At the outset of the presentation the Trustees were informed that from time to time Callan may recommend Alger Management to certain of Callan’s consulting or other clients as an investment adviser and that this fact might be deemed to give rise to a potential conflict of interest for Callan in its services to the Trust.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided under the separate Administration Agreement with Alger Management. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by Callan, the characteristics of each Fund had been typical of a fund that holds itself out to investors as growth-

oriented.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 8/31/09), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that, for the reported periods predating 2009, one of the Funds, Capital Appreciation Fund, outperformed its benchmark and placed above the median for its peer group in almost all such periods, while others’ performance by these measures was mixed, but that each of the Funds outperformed its benchmark and placed above the median in its peer group (sometimes by a wide margin) for the year to date.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2009. In addition, the Trustees reviewed each Fund’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while the fees of most of the Funds were below or virtually at the median, the fee of the Capital Appreciation Fund was above the median and the expense ratios of all of the Funds were above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided, although they noted that in some cases the choice of peer group may have caused the expense ratios to appear artificially high on a relative basis. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the six months through June 30, 2009 and the twelve months through December 31, 2008, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•                  The Board was satisfied with the performance of the Funds.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

Your Privacy Is Our Priority

At Fred Alger & Company, Incorporated (“Alger”) we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information (“personal information”) entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

Our Privacy Policy

We believe you should know about Alger’s Privacy Policy and how we collect and protect your personal information. This Privacy Policy (“Policy”) describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliate, Fred Alger Management, Inc., as well as the following funds:  The Alger Funds, The Alger Institutional Funds, The Alger Portfolios, Alger China-U.S. Growth Fund and The Alger Funds II. We are proud of our Policy and hope you will take a moment to read about it.

Information We Collect

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

•                  Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

•                  Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

•                  Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

Sharing of Personal Information

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

•                  To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

•                  To governmental agencies and law enforcement officials (e.g.  valid subpoenas, court orders); and

•                  To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

Our Security Practices

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger’s Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available online on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

Change in Independent Registered Public Accounting Firm

On May 12, 2009, Deloitte & Touche LLP was selected as each Fund’s independent registered public accounting firm for the 2009 fiscal year. A majority of each Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the appointment of Deloitte & Touche LLP. The predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended October 31, 2008 and the year ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through May 12, 2009, there were no disagreements between the Funds and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

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THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue

New York, NY 10003

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

SAIF 103109

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2009	$103,000
October 31, 2008	$105,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2009	$14,600
October 31, 2008	$21,600

d) All Other Fees:

October 31, 2009	$6,000
October 31, 2008	$13,100

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2009	$145,700
October 31, 2008	$282,950 and 15,068 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

     (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 22, 2009

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 22, 2009